EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
  Pinnacle Management & Trust Company:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/  KPMG PEAT MARWICK LLP
                                             KPMG Peat Marwick LLP

Houston, Texas
December 14, 1998